UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 22, 2023

Royalty Pharma plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-39329	98-1535773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 East 59th Street New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 22, 2023, Royalty Pharma plc (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on seven proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”). There were 534,351,297 shares of the Company’s Class A ordinary shares and Class B ordinary shares, voting as a single class, present or represented by proxy at the Annual Meeting, which represented 87.99% of the combined voting power of the Class A ordinary shares and Class B ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A ordinary shares and Class B ordinary shares were entitled to one vote for each share held as of the record date described in the Proxy Statement. The Company’s inspector of election certified the following vote tabulations:

Proposal 1. To elect ten directors, each by separate ordinary resolutions, to the Company’s Board of Directors to serve until the 2024 Annual General Meeting of Shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Pablo Legorreta	502,375,930	9,675,993	245,006	22,054,368
Henry Fernandez	436,729,886	75,363,229	203,814	22,054,368
Bonnie Bassler, Ph.D.	508,838,926	3,265,116	192,887	22,054,368
Errol De Souza, Ph.D.	473,005,611	39,098,656	192,662	22,054,368
Catherine Engelbert	446,746,829	65,346,788	203,312	22,054,368
M. Germano Giuliani	510,728,863	1,394,714	173,352	22,054,368
David Hodgson	499,416,709	12,686,655	193,565	22,054,368
Ted Love, M.D.	503,788,473	8,315,977	192,479	22,054,368
Gregory Norden	425,957,451	86,156,645	182,833	22,054,368
Rory Riggs	510,716,352	1,408,407	172,170	22,054,368

Proposal 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
483,910,458	28,152,706	233,765	22,054,368

Proposal 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm:

For	Against	Abstain
534,159,940	122,640	68,717

There were no broker non-votes on this proposal.

Proposal 4. To approve receipt of the Company’s U.K. statutory accounts together with the Company’s U.K. statutory reports, including the directors’ report, the strategic report, the directors’ remuneration report and the auditors’ report for the fiscal year ended December 31, 2022 (“U.K. Annual Report and Accounts”):

For	Against	Abstain
533,634,007	83,848	633,442

There were no broker non-votes on this proposal.

Proposal 5. To approve, on a non-binding advisory basis, the Company’s U.K. directors’ remuneration report in the U.K. Annual Report and Accounts:

For	Against	Abstain	Broker Non-Votes
483,001,347	29,165,130	130,452	22,054,368

Proposal 6. To re-appoint Ernst & Young Chartered Accountants as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the conclusion of the next general meeting of shareholders at which the U.K. annual report and accounts are presented to shareholders:

For	Against	Abstain
534,146,610	136,605	68,082

There were no broker non-votes on this proposal.

Proposal 7. To authorize the board of directors to determine the remuneration of the Company’s U.K. statutory auditor:

For	Against	Abstain
534,177,160	97,715	76,422

There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2023

ROYALTY PHARMA PLC

By:	/s/ George Lloyd
George Lloyd
Executive Vice President, Investments & Chief Legal Officer